Annual Report

December 31, 2010

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	13

Director/Trustee and Officer Information	14

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRESIDENT'S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation's creativity to adapt and thrive in a rapidly changing global economy. The president's challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation's competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund ("IMF") predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we've noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 26, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece's maturing bonds, the creation in May of a European Financial Stabilization "mechanism", funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain's banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks' reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2010, the Trust provided a total return of 21.19% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The Trust has had strong performance over the 12-month period, thanks to its overweights in most of the leading sectors of the S&P 500® Index, and its underweights of most of the lagging sectors.

The Trust benefited from its overweight in the materials and industrials sectors as these sectors are more highly leveraged to the global economic recovery and were among the better performers as the market rebounded this year. Union Pacific Corp. and E.I DuPont De Nemours & Co. were the most favorable holdings for the Trust.

Avoiding the healthcare sector further aided performance, as this sector was plagued by concerns over lower demand and political risks. In particular, not owning pharmaceutical or biotechnology companies had a positive impact.

Not owning information technology stocks also added to returns as that sector underperformed the broader market. Not owning underperformers like Microsoft Corp, Cisco Systems, Inc. and Johnson & Johnson was favorable for returns.

Underexposure within the lagging financial sector had a positive impact. But the Trust's sole representative was an insurance company that performed poorly and as a result, the financials sector detracted the most from relative returns. Similarly, the Trust's over weight in the strong energy sector also had a positive impact. But most of the exposure was a holding in ExxonMobil Corp. ("ExxonMobil") which underperformed; investors reacted negatively when the company announced the acquisition of XTO Energy, Inc. ("XTO"). There were concerns that the acquisition will reduce earnings because XTO is a natural gas company and natural gas pricing is not considered competitive. ExxonMobil has since recovered as it announced better-than-expected quarterly results. The company also announced an increased share buyback plan, which made investor sentiment more positive.

Current Strategy and Outlook: We are encouraged by the long term outlook for the Trust given its holding of what we believe are high quality, well-respected leaders in their industries and strong global market positions. We believe these companies are well positioned to benefit from the global recovery as they generally have better access to capital, solid cash reserves, global exposure and diverse business lines.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Energy	31.8%
Industrials	17.7%
Materials	16.1%
Financials	10.7%
Consumer Discretionary	8.7%
Utilities	7.0%
Consumer Staples	6.4%
Telecommunication Services	0.8%
Other Assets and Liabilities - Net	0.8%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	18.7%
Union Pacific Corp.	11.0%
Berkshire Hathaway, Inc.	10.7%
Praxair, Inc.	9.7%
Chevron Corp.	9.1%
Procter & Gamble Co.	6.4%
Marathon Oil Corp.	4.0%
Fortune Brands, Inc.	3.7%
General Electric Co.	3.4%
Honeywell International, Inc.	3.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 23, 2011

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

ASSETS:
Investments in securities at value (identified cost $309,417,205)	$422,209,758
Cash	4,719,741
Receivables:
Participations sold	834,685
Dividends	368,942
Prepaid expenses	27,858
Total assets	428,160,984
LIABILITIES:
Payable for investment securities purchased	883,857
Payable for participations redeemed	687,801
Distributions payable	585,304
Accrued Sponsor's maintenance fees payable	142,250
Payable for custody and accounting fees	25,209
Payable for shareholder reporting expense	31,214
Payable for professional fees	79,531
Payable for transfer agent fees	60,843
Other accrued expenses and liabilities	1,660
Total liabilities	2,497,669
NET ASSETS:
Balance applicable to participations at December 31, 2010, equivalent to $20.29 per participation on 20,982,494 participations outstanding	$425,663,315

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Dividends	$9,391,924
Interest	274
Other	1,177
Total investment income	9,393,375
EXPENSES:
Sponsor maintenance fees (Note 4)	1,504,484
Transfer agent fees	280,449
Shareholder reporting expense	52,926
Registration and filing fees	48,325
Professional fees	98,212
Custody and accounting expense (Note 4)	57,770
Miscellaneous expense	3,182
Total expenses	2,045,348
Net investment income	7,348,027
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	25,258,799
Net change in unrealized appreciation on investments	40,954,852
Net realized and unrealized gain on investments	66,213,651
Increase in net assets resulting from operations	$73,561,678

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$7,348,027	$8,550,424
Net realized gain(loss) on investments	25,258,799	(20,641,312)
Net change in unrealized appreciation or depreciation on investments	40,954,852	54,702,874
Increase in net assets resulting from operations	73,561,678	42,611,986
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(7,507,173)	(13,853,622)
Net realized gains	(4,992,762)	—
Return of capital	—	(1,081,407)
Total distributions	(12,499,935)	(14,935,029)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	54,659,883	80,698,812
Reinvestment of distributions	10,576,710	12,823,603
	65,236,593	93,522,415
Cost of participations redeemed	(81,644,939)	(104,433,082)
Net decrease in net assets resulting from participation transactions	(16,408,346)	(10,910,667)
Net increase in net assets	44,653,397	16,766,290
NET ASSETS:
Beginning of year	381,009,918	364,243,628
End of year	$425,663,315	$381,009,918

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

		Year Ended December 31,
		2010	2009		2008	2007		2006
Per Participation Operating Performance:
Net asset value, beginning of year	$	17.34	16.11		22.98	21.97		18.67
Income (loss) from investment operations:
Net investment income	$	0.34	0.37	*	0.48	0.40	*	0.39	*
Net realized and unrealized gain (loss) on investments	$	3.23	1.53		(7.15)	1.95		3.31
Total income (loss) from investment operations	$	3.57	1.90		(6.67)	2.35		3.70
Less distributions/allocations from:
Net investment income	$	0.37	0.62		0.20	0.38		0.40
Net realized gains	$	0.25	—		0.00 **	0.51		—
Tax return of capital	$	—	0.05		—	0.45		—
Total distributions/allocations	$	0.62	0.67		0.20	1.34		0.40
Net asset value, end of year	$	20.29	17.34		16.11	22.98		21.97
Total Return(1)%		21.19	12.15		(29.25)	10.82		19.98
Ratios and Supplemental Data:
Net assets, end of year (000's)	$	425,663	381,010		364,244	461,324		400,585
Ratios to average net assets:
Expenses	%	0.54	0.59		0.51	0.49		0.49
Net investment income	%	1.95	2.40		2.15	1.75		1.97

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

*  Calculated using average number of participation outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments. For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. At December 31, 2010, the cost of the Trust's portfolio of investments for tax purposes was $309,417,205.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2010, the tax basis net unrealized appreciation of portfolio securities was $112,792,553, comprised of unrealized appreciation of $129,952,745 and unrealized depreciation of $17,160,192.

As of December 31, 2010, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

(1)  A portion of this dividend was taxable in 2008 and was reported as such on the shareholder's Form 1041.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2010, distributions from net investment income were $7,507,173, equivalent to $0.37 per participation. For the year ended December 31, 2009, distributions from net investment income were $13,853,622(1), equivalent to $0.62(1) per participation.

For the year ended December 31, 2010, the distributions of net realized gains were $4,992,762 equivalent to $0.25 per participation. For the year ended December 31, 2009, there were no distributions of net realized gains.

For the year ended December 31, 2010, there were no distributions of tax return of capital. For the year ended December 31, 2009, the distributions of tax return of capital were $1,081,407, equivalent to $0.05 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $57,770 for the year ended December 31, 2010.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and proceeds of sales of investment securities were $23,913,621 and $45,832,414 respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

taxes is the same as that reported in the Trust's financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2010, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$311,979,984
Net unrealized appreciation in value of securities	112,792,553
Trust Fund	424,772,537
Distributable fund	890,778
Total net assets	$425,663,315

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Year Ended December 31, 2010	Year Ended December 31, 2009
Issued on payments from holders	2,921,338	5,395,786
Issued on reinvestment of dividends and distributions/ allocations	612,402	803,116
Redeemed	(4,521,463)	(6,841,218)
Net decrease	(987,723)	(642,316)

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 99.2%
	Consumer Discretionary: 8.7%
156,238		CBS Corp. - Class B	$2,976,334	0.7
241,921		Comcast Corp. - Class A	5,315,004	1.3
262,038	@	Eastman Kodak Co.	1,404,524	0.3
262,038		Foot Locker, Inc.	5,141,186	1.2
262,038		Fortune Brands, Inc.	15,787,790	3.7
156,238		Viacom - Class B	6,188,587	1.5
			36,813,425	8.7
	Consumer Staples: 6.4%
426,238		Procter & Gamble Co.	27,419,891	6.4
	Energy: 31.8%
427,638		Chevron Corp.	39,021,968	9.1
1,086,938		ExxonMobil Corp.	79,476,907	18.7
456,338		Marathon Oil Corp.	16,898,196	4.0
			135,397,071	31.8
	Financials: 10.7%
565,530	@	Berkshire Hathaway, Inc.	45,304,606	10.7
	Industrials: 17.7%
797,838		General Electric Co.	14,592,457	3.4
262,038		Honeywell International, Inc.	13,929,940	3.3
504,938		Union Pacific Corp.	46,787,555	11.0
			75,309,952	17.7

Shares			Value	Percent of Net Assets
	Materials: 16.1%
408,005		Dow Chemical Co.	$13,929,291	3.3
262,038		EI Du Pont de Nemours & Co.	13,070,455	3.1
435,538		Praxair, Inc.	41,580,813	9.7
			68,580,559	16.1
	Telecommunication Services: 0.8%
120,435		AT&T, Inc.	3,538,380	0.8
	Utilities: 7.0%
262,038		Ameren Corp.	7,386,851	1.7
262,038		Consolidated Edison, Inc.	12,989,224	3.1
537,446		NiSource, Inc.	9,469,799	2.2
			29,845,874	7.0
		Total Investments in Securities (Cost $309,417,205)*	$422,209,758	99.2
		Other Assets and Liabilities - Net	3,453,557	0.8
		Net Assets	$425,663,315	100.0

@  Non-income producing security

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$129,952,745
Gross Unrealized Depreciation	(17,160,192)
Net Unrealized Appreciation	$112,792,553

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$422,209,758	$—	$—	$422,209,758
Total Investments, at value	$422,209,758	$—	$—	$422,209,758

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

AR-CLTB     (1210-0223111)